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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 21, 1999


                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          KENTUCKY                     0-25960                  61-1256535
-------------------------------  ---------------------   -----------------------
(State or other jurisdiction of  (Commission File No.)   (IRS Employer I.D. No.)
       incorporation)



             1065 Burlington Pike, Florence, Kentucky     41042
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:    (606) 371-2340
                                                   -----------------------


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Item 5.   Other Events.

         On December 21, 1999, The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"); The Bank of Kentucky, Inc., a state bank incorporated under the laws of Kentucky ("Bank"); Fort Thomas Financial Corporation, an Ohio corporation ("FTFC"); and Fort Thomas Savings Bank, FSB, a federal savings bank incorporated under the laws of the United States ("FSB"), entered into an Agreement and Plan of Reorganization, a copy of which is attached hereto as Exhibit 2 (the "Agreement"). The Agreement provides for the merger of FTFC with and into BKFC (the "BKFC Merger") and the immediately subsequent merger of FSB with and into the Bank (the "Bank Merger"). The following summary of some of the material terms and conditions of the Agreement is qualified in its entirety by reference to Exhibit 2.

         In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of FTFC will be cancelled and extinguished on the effective date of the BKFC Merger in consideration and in exchange for .5645 share of BKFC (the "Exchange Rate"). On December 21, 1999, there were 1,474,321 shares of FTFC issued and outstanding. At the effective time of the BKFC Merger, certain outstanding options to acquire FTFC shares will be cancelled and extinguished and, in substitution and exchange therefor, the holders thereof shall be entitled to receive a certain number of BKFC shares.

         In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of FSB will be cancelled and extinguished on the effective date of the Bank Merger. On December 21, 1999, there were 100 shares of FSB issued and outstanding and held of record by FTFC.

         The consummation of the BKFC Merger and the Bank Merger is subject to a number of conditions, including, but not limited to, the approval of the appropriate regulatory agencies and the approval of the requisite number of shareholders of FTFC and FSB. The Agreement may be terminated by the Board of Directors of FTFC or BKFC in the event that certain representations or warranties made by the parties in the Agreement are not true in any material respect or in the event certain conditions contained in the Agreement are not fulfilled, including the failure of the BKFC Merger to be consummated on or before September 30, 2000.

Item 7.   Financial Statements and Exhibits.

          (a) and (b).  Not applicable.

          (c)      Exhibits.
                   See Index to Exhibits.




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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE BANK OF KENTUCKY
                                   FINANCIAL CORPORATION



                                   By:  /s/ Robert W. Zapp
                                        --------------------------------
                                        Robert W. Zapp, President


Date:  December 29, 1999





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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                          Description
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     2       Agreement and Plan of  Reorganization,  dated December 21, 1999, by and among The Bank of Kentucky Financial Corporation, The Bank of Kentucky, Inc., Fort Thomas Financial Corporation and Fort Thomas Savings Bank, FSB

     99 News Release of The Bank of Kentucky Financial Corporation dated December 21, 1999



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